                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) August 14, 2002

                              UNITED RENTALS, INC.
                      UNITED RENTALS (NORTH AMERICA), INC.
           (EXACT NAME OF REGISTRANTS AS SPECIFIED IN THEIR CHARTERS)



 -------------------------------------------------------------------------------
        Delaware                       1-14387                 06-1522496
 -------------------------------------------------------------------------------
        Delaware                       1-13663                 06-1493538
 -------------------------------------------------------------------------------
  (State or Other Jurisdiction  (Commission file Number)      (IRS Employer
        of Incorporation)                                   Identification No.)
 -------------------------------------------------------------------------------


            Five Greenwich Office Park, Greenwich, Connecticut 06830
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (203) 622-3131

            Four Greenwich Office Park, Greenwich, Connecticut 06830
                 (Former Address of Principal Executive Offices)

Item 9.  Regulation FD Disclosure.

On August 14, 2002, Bradley S. Jacobs, Chief Executive Officer of United Rentals, Inc., and Michael J. Nolan, Chief Financial Officer of United Rentals, Inc., each signed written statements under oath pursuant to Securities and Exchange Commission Order No. 4-460. The written statements under oath are furnished as Exhibits 99.1 and 99.2 to this report and are incorporated herein by reference.


Exhibits

99.1 Statement Under Oath of Chief Executive Officer pursuant to Securities and Exchange Commission order No. 4-460, dated August 14, 2002

99.2 Statement Under Oath of Chief Financial Officer pursuant to Securities and Exchange Commission order No. 4-460, dated August 14, 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 14th day of August 2002.


                                         UNITED RENTALS, INC.


                                         By:  /s/ Michael J. Nolan
                                            -----------------------
                                         Name:  Michael J. Nolan
                                         Title:  Chief Financial Officer



                                         UNITED RENTALS (NORTH AMERICA), INC.


                                         By:  /s/ Michael J. Nolan
                                            -----------------------
                                         Name:  Michael J. Nolan
                                         Title:  Chief Financial Officer